                                                                    EXHIBIT 7(b)

PRO FORMA CONDENSED COMBINED BALANCE SHEET
(Amounts in Thousands)
(unaudited)

The following pro forma condensed combined balance sheet gives effect to the Letchworth Independent Bancshares Corporation ("Letchworth") acquisition of 70.165% of the outstanding common stock of The Mahopac National Bank ("Mahopac") using the purchase method of accounting assuming the acquisition was consummated on March 31, 1999. Letchworth acquired 70.165% of the outstanding common stock of Mahopac for cash on June 4, 1999.

                                                                                March 31, 1999
                                                                                             Pro Forma
                                                            Letchworth       Mahopac           Adjustments         Pro Forma
                                                         -------------------------------  --------------------- ---------------
ASSETS
Cash and due from banks                                     $     9,353     $     2,768       $        -           $    12,121
Federal funds sold                                               12,700          10,300                -                23,000
Investment securities                                            64,894          43,848          (14,519)  1            94,226
                                                                                                       3   2

LOANS                                                           185,763          88,541              (14)  3           274,290
   Allowance for loan losses                                    (2,451)         (1,493)                                (3,944)
                                                         ---------------  --------------  ---------------       ---------------
   Loans, net                                                   183,312          87,048              (14)              270,346
                                                         ---------------  --------------  ---------------       ---------------
Premises and equipment, net                                       6,291           5,258           (1,166)  4            10,383
Goodwill and core deposit premium                                   617               -            6,065   5             6,682
Accrued interest and other assets                                 3,389           2,004             (116)  1             4,555
                                                                                                    (722)  8
                                                         ===============  ==============  ===============       ===============
   Total Assets                                             $   280,556     $   151,226        $ (10,469)          $   421,313
                                                         ===============  ==============  ===============       ===============


LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing deposits                                   $   206,344     $   100,547     $         28   6       $   306,919
Securities sold under agreement to
repurchase                                                        1,204               -                                  1,204
Advances from Federal Home Loan Bank                              3,826               -                                  3,826
                                                         ---------------  --------------  ---------------       ---------------
     Interest bearing liabilities                               211,374         100,547               28               311,949
                                                         ---------------  --------------  ---------------       ---------------

Noninterest bearing deposits                                     33,206          34,667                                 67,873
Accrued interest and other liabilities                            2,059             769              135   7             3,107
                                                                                                     144   8
                                                         ---------------  --------------  ---------------       ---------------
   Total liabilities                                            246,639         135,983              307               382,929

Minority interest in Mahopac                                          -               -            4,524   9             4,524

Stockholders' equity                                             33,917          15,243          (15,300)  10           33,860
                                                         ---------------  --------------  ---------------       ---------------

                                                         ===============  ==============  ===============       ===============
   Total liabilities and stockholders' equity               $   280,556     $   151,226        $ (10,469)          $   421,313
                                                         ===============  ==============  ===============       ===============


See notes to pro forma condensed combined financial information (unaudited).

PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (Dollar Amounts in Thousands, except per share data) (unaudited)

The following pro forma condensed combined statement of income for the year ended December 31, 1998 gives effect to the Letchworth Independent Bancshares Corporation ("Letchworth") acquisition of 70.165& of the outstanding common stock of The Mahopac National Bank ("Mahopac") using the purchase method of accounting assuming the acquisition was consummated on January 1, 1998. Letchworth acquired 70.165% of the outstanding common stock of Mahopac for cash on June 4, 1999.

                                                                          YEAR ENDED DECEMBER 31, 1998
                                                                                         Pro Forma
                                                         Letchworth      Mahopac          Adjustments         Pro Forma
                                                      ------------------------------  --------------------  --------------
Interest income:
   Loans including fees                                   $  16,350       $   7,612       $        4   11       $  23,966
   Federal funds                                                437             772                                 1,209
   Investment securities                                      4,151           2,083            (824)   12           5,408
                                                                                                 (2)   13
                                                      --------------  --------------  ---------------       --------------
     Total interest income                                   20,938          10,467            (822)               30,583

Interest expense
   Deposits and advances                                      8,811           3,366             (11)   14          12,166
                                                      --------------  --------------  ---------------       --------------

     Net interest income                                     12,127           7,101            (811)               18,417
Provision for loan losses                                       533              82                                   615
                                                      --------------  --------------  ---------------       --------------

   Net interest income after provision for
     loan losses                                             11,594           7,019            (811)               17,802

Other operating income:
   Service charges on deposit accounts                        1,081             688                                 1,769
   Net gain on sales of loans and
     investment securities                                       72             167                                   239
   Other operating income                                       433             151                                   584
                                                      --------------  --------------  ---------------       --------------
     Total other operating income                             1,586           1,006                -                2,592

Other operating expenses:
   Salaries and employee benefits                             4,645           2,742                                 7,387
   Occupancy and equipment                                    1,399             743             (67)   15           2,075
   Amortization of goodwill and core
     deposit premium                                            140               -              772   16             912
   Other costs of operations                                  2,317           1,522                                 3,839
                                                      --------------  --------------  ---------------       --------------
     Total other operating expenses                           8,501           5,007              705               14,213

Income before income taxes                                    4,679           3,018          (1,516)                6,181
Income taxes                                                  1,366           1,184            (555)   17           1,995
                                                      --------------  --------------  ---------------       --------------

Income before minority interest expense                       3,313           1,834            (961)                4,186
Minority interest expense                                         -               -            (547)   18           (547)
                                                      --------------  --------------  ---------------       --------------

Net income                                                $   3,313       $   1,834      $   (1,508)            $   3,639
                                                      ==============  ==============  ===============       ==============


Net income per common share
   Basic                                                  $    1.01                                             $    1.11
   Diluted                                                $    0.99                                             $    1.09

Average common shares
   Basic                                                  3,266,509                                             3,266,509
   Diluted                                                3,353,526                                             3,353,526


See notes to pro forma condensed combined financial information (unaudited).

PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (Dollar Amounts in Thousands, except per share data) (unaudited)

The following pro forma condensed combined statement of income for the quarter ended March 31, 1999 gives effect to the Letchworth Independent Bancshares Corporation ("Letchworth") acquisition of 70.165% of the outstanding common stock of The Mahopac National Bank ("Mahopac") using the purchase method of accounting assuming the acquisition was consummated on January 1, 1998. Letchworth acquired 70.165% of the outstanding common stock of Mahopac for cash on June 4, 1999.

                                                                          QUARTER ENDED MARCH 31, 1999
                                                                                           Pro Forma
                                                         Letchworth      Mahopac          Adjustments         Pro Forma
                                                      ------------------------------  --------------------  --------------
Interest income:
   Loans including fees                                   $   4,200       $   2,118       $        1   11       $   6,319
   Federal funds                                                160             177                                   337
   Investment securities                                        878             494            (206)   12           1,165
                                                                                                 (1)   13
                                                      --------------  --------------  ---------------       --------------
     Total interest income                                    5,238           2,789            (206)                7,821

Interest expense
   Deposits and advances                                      1,974             725              (3)   14           2,696
                                                      --------------  --------------  ---------------       --------------

     Net interest income                                      3,264           2,064            (203)                5,125
Provision for loan losses                                       116              23                                   139
                                                      --------------  --------------  ---------------       --------------

   Net interest income after provision for
     loan losses                                              3,148           2,041            (203)                4,986

Other operating income:
   Service charges on deposit accounts                          252             177                                   429
   Net gain on sales of loans and
     investment securities                                        1              80                                    81
   Other operating income                                       138              39                                   177
                                                      --------------  --------------  ---------------       --------------
     Total other operating income                               391             296                -                  687

Other operating expenses:
   Salaries and employee benefits                             1,217             759                                 1,976
   Occupancy and equipment                                      362             176             (17)   15             521
   Amortization of goodwill and core
     deposit premium                                             35               -              177   16             212
   Other costs of operations                                    594             345                                   939
                                                      --------------  --------------  ---------------       --------------
     Total other operating expenses                           2,208           1,280              160                3,648

Income before income taxes                                    1,331           1,057            (363)                2,025
Income taxes                                                    365             415            (132)   17             648
                                                      --------------  --------------  ---------------       --------------

Income before minority interest expense                         966             642            (231)                1,377
Minority interest expense                                         -               -            (192)   18           (192)
                                                      --------------  --------------  ---------------       --------------

Net income                                                $     966       $     642      $     (422)            $   1,186
                                                      ==============  ==============  ===============       ==============


Net income per common share
   Basic                                                  $    0.30                                             $    0.37
   Diluted                                                $    0.29                                             $    0.36

Average common shares
   Basic                                                  3,238,052                                             3,238,052
   Diluted                                                3,292,872                                             3,292,872

See notes to pro forma condensed combined financial information (unaudited).

Notes to Proforma Condensed Combined Financial Information (Unaudited)
                            (Dollars in Thousands)


1) The unaudited proforma condensed combined financial information assumes the cash purchase price of $14,635 less $116 in prepaid direct acquisition costs, is provided by the liquidation of investment securities available for sale.
2) Adjustment to record acquired investment securities at estimated fair value (stepped up 70.165%).
3) Adjustment to record acquired loans at estimated fair value (stepped up 70.165%).
4) Adjustment to record premises and equipment at estimated fair value (stepped up 70.165%).
5) Represents core deposit intangible of $3,534 and goodwill of $2,531 resulting from the transaction.
6) Adjustment to record acquired interest-bearing deposits at estimated fair value (stepped up 70.165%).
7) Adjustment to record Mahopac management bonuses payable as of closing date.
8) Adjustment to record deferred income tax liability of $866 relating to the fair value adjustments and the establishment of the core deposit intangible, and also to net Mahopac's net deferred tax asset of $722 against the Letchworth net deferred tax liability.
9)    Adjustment to recognize the 29.835% minority interest in Mahopac.
10)   Elimination of Mahopac's March 31, 1999 equity.
11) Accretion of discount related to loans using accelerated methods based on estimated weighted-average maturities of the loans.
12) Reduction in the interest income from investment securities available for sale assumed to be liquidated to fund the cash purchase price assuming an interest rate of 5.63% or the portfolio's average return for 1998.
13) Amortization of premium related to investment securities using an accelerated method over the estimated weighted-average remaining term of the securities.
14) Amortization of fair value adjustment to deposits using an effective yield method over the remaining terms to maturity of the deposits.
15) Amortization of fair value adjustment to premises and equipment on a straight-line basis over the estimated useful lives of the assets.
16) Amortization on an accelerated basis for the core deposit premium and on a straight-line basis for goodwill:


                                                     12/31/98    3/31/99
                                    Estimated life    Amount      Amount
                                    --------------    ------      ------
                                      (in years)          (in 000s)

   Core deposit premium                   10            $643       $145
   Goodwill                               20             129         32
                                                      -------     -------
         Total                                          $772       $177

17) Income tax benefit on pro forma adjustments is reflected using an expected tax rate of 40% applied to net pre-tax effect of pro forma adjustments other than nondeductible amortization of goodwill.
18) To recognize the minority interest expense equal to 29.835% of the historical net earnings of Mahopac.